                            M.S.D. & T. FUNDS, INC.

                             AFBA Five Star Shares

                                    of the

                               Value Equity Fund
                        Intermediate Fixed Income Fund

                         Supplement dated June 6, 1997
                    to Prospectus dated September 30, 1996


        Effective as of the close of business on June 6, 1997, AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds will no longer be offered to new investors. Existing shareholders may continue to purchase and redeem AFBA Five Star Shares, and will continue to receive dividends and distributions in additional AFBA Five Star Shares if they have so elected, until August 8, 1997.

        At the close of business on August 8, 1997, all outstanding AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds will be automatically exchanged for Institutional Shares of the Value Equity and Intermediate Fixed Income Funds (the "Funds"), respectively, at net asset value. No fee will be charged on the exchange. Copies of the Prospectus for Institutional Shares of the Funds may be obtained by calling 1-800-551-2145, or by writing M.S.D. & T. Funds, Inc., c/o BISYS Funds Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.